UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 13, 2010

Date of Report (Date of earliest event reported)

Harrah’s Entertainment, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On April 13, 2010, Harrah’s Entertainment, Inc. (the “Registrant”) announced the intent of its wholly owned subsidiaries, Harrah’s Operating Escrow LLC and Harrah’s Escrow Corporation to offer, through a private placement, second priority senior secured notes due 2018, subject to market and other conditions. The press release related to the notes was attached as Exhibit 99.1, to the Registrant’s Current Report on Form 8-K, dated April 13, 2010. The offering of the notes was increased to $750,000,000 after the press release was issued.

On April 13, 2010, the Registrant priced $750,000,000 aggregate principal amount of 12 3/4% second priority senior secured notes due 2018 at an issue price of 99.778%, plus accrued interest, if any. The transaction is subject to a number of closing conditions.

The Registrant is disclosing under Item 7.01 of this Current Report on Form 8-K the information attached to this report as Exhibit 99.1, which information is incorporated by reference herein. This information, which has not been previously reported, is excerpted from a preliminary offering memorandum, as supplemented, that is being disseminated in connection with the notes offering described above.

The Registrant is furnishing the information in this Current Report on Form 8-K to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith, and are furnished solely for purposes of Item 7.01 of this Form 8-K:

99.1 Disclosure in connection with the distribution of the offering memorandum for $750,000,000 aggregate principal amount of 12 3/4% second priority senior secured notes due 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRAH’S ENTERTAINMENT, INC.

Date: April 14, 2010	By:	/s/ MICHAEL D. COHEN
Michael D. Cohen
Vice President, Associate General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Document Description

99.1	Disclosure in connection with the distribution of the offering memorandum for $750,000,000 aggregate principal amount of 12 3/4% second priority senior secured notes due 2018.